UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Buffets, Inc. and Subsidiaries	Case No. 08-10142
Reporting Period: 2/7/08 - 3/5/08

Operating Report/Period Beginning February 7, 2008 and Ending March 5, 2008
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	N/A	N/A
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Yes	N/A	N/A
Schedule of Professional Fees Paid	MOR-1b	Yes	N/A	N/A
Copies of bank statements		N/A	N/A	N/A
Cash disbursements journals		N/A	N/A	N/A
Statement of Operations	MOR-2	Yes	N/A	N/A
Balance Sheet	MOR-3	Yes	N/A	N/A
Status of Postpetition Taxes	MOR-4	Yes	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes	N/A	N/A
Listing of aged accounts payable	MOR-4	Yes	N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	N/A	N/A
Debtor Questionnaire	MOR-5	Yes	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

3/25/2008
Signature of Authorized Individual*	Date

A. Keith Wall	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10142
Debtor	Reporting Period: 2/7/08 - 3/5/08

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Per agreement with the U.S. Trustee, the Debtor has provided weekly cash flow information, on a consolidated basis.

Buffet Inc.
Cash Flow Forecast ($000)

	Week 1 Ended	Week 2 Ended	Week 3 Ended	Week 4 Ended	Total
	13-Feb	20-Feb	27-Feb	5-Mar	Period 9

Cash Receipts (inc Sales tax)
Cash Receipts	$19,592	$19,596	$18,965	$20,504	$78,657
Credit Card	12,684	13,370	11,973	13,048	51,075
Receipts	32,276	32,966	30,938	33,552	129,732
(Gift Card Usage)	0	0	0	0	0
Rebates, Other	128	858	297	161	1,444
Total Cash Receipts	32,404	33,824	31,235	33,713	131,176

Operating Disbursements
A/P
Check	1,494	1,061	2,805	1,484	6,844
EFT	14,195	15,371	11,691	10,927	52,184
Change in Trade Terms	1,000	1,000	1,000	0	3,000

Payroll	12,124	6,976	10,444	7,477	37,021

Rent (Cash Occupancy)	-	-	-	8,548	8,548

Sales Tax	368	3,481	4,127	378	8,354
Other Operating	2,515	5,700	-	164	8,379
Total Operating Disbursements	31,696	33,589	30,067	28,978	124,330
Net Operating Cash Flows	708	235	1,168	4,735	6,846

Non-Operating Disb/(Receipts)
Income Tax	-	-	-	-	0
Total CapEx	-	-	-	-	0
Professional Fees, inc. Holdbacks	-	-	-	318	318
Closed Restaurant Costs	-	-	-	-	0
Deposits (Utility)	5,837	289	353	228	6,707
Other	-	-	-	-	0
Cash (Proceeds) from Asset Sales	-	(1,823)	-	-	-1,823
Total Non-Operating Disbursements	5,837	-1,534	353	546	5,202

Financing Payments
Interest Expense	-	-	309	13,908	14,217
Interest (Income)	(2)	-	-	(5)	-7
DIP Fees / Other	-	-	-	526	526
Principal Payments	0	0	0	0	0
Total Financing Disbursements	-2	0	309	14,429	14,736

Total Net Disbursements	37,531	32,055	30,729	43,953	144,268

Net Cash Receipts (Disbursements)	-5,127	1,769	506	-10,240	-13,092

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

Per agreement with the U.S. Trustee, the Debtor will calculate the Trustee Fee on a per legal entity basis by allocating consolidated disbursements above, based on the percentage of total expenses per the Income Statement applicable to each legal entity.

	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO
Allocation %	7.63%	0.02%	0.00%	34.42%	1.23%	11.92%	0.05%
Total Disbursements	11,000.88	32.45	0.00	49,662.94	1,769.23	17,194.30	65.29

	RYAN'S ELIM	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT
Allocation %	0.00%	1.43%	0.00%	0.19%	37.06%	0.00%	4.08%
Total Disbursements	0.00	2,058.77	0.00	268.67	53,471.04	0.00	5,884.88

	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
Allocation %	0.00%	1.98%	0.00%	0.00%	0.00%	100.00%
Total Disbursements	0.00	2,859.12	0.00	0.00	0.44	144,268.00

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10142
Debtor	Reporting Period: 2/7/08 - 3/5/08

BANK RECONCILIATIONS

	100 BUFFETS, INC.	101 BUFFETS LEASING COMPANY	150 BUFFETS HOLDINGS, INC	200 OCB RESTAURANT COMPANY, LLC	201 OCB LEASING COMPANY, LLC	250 HOMETOWN BUFFET, INC.	251 HOMETOWN LEASING COMPANY	256 TAHOE JOE'S, INC.	257 TAHOE JOES LEASING COMPANY	450 BUFFETS FRANCHISE HOLDINGS, LL
CASH ON HAND - DRAWER	29,600	-	-	519,034	-	206,770	-	28,300	-	-
TOTAL DEPOSITORY ACCOUNT	100,059	-	-	2,290,920	-	1,098,662	-	25,568	-	-
DEPOSITORY ACCOUNT	-	-	-	106,885	-	10,226	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	50,301	-	-	-	-	-	-
DEPOSITORY - HSBC BANK	-	-	-	18,974	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	905,777	-	-	-	-
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	836,601	-	79,177	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	286,789	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 200	-	-	-	607,981	-	-	-	-	-	-
DEPOSITORY - US BANK - CO.100	58,912	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	190,897	-	-	-	25,568	-	-
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	76,272	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	34,679	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 100	41,147	-	-	-	-	-	-	-	-	-
DEPOSITORY - BANK MIDWEST	-	-	-	3,969	-	-	-	-	-	-
DEPOSITORY - KEY BANK	-	-	-	67,457	-	-	-	-	-	-
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	8,213	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	68,804	-	-	-	-
DEPOSITORY - HUNTINGTON BANK	-	-	-	7,784	-	-	-	-	-	-
DEPOSITORY - BANK NORTH	-	-	-	14,221	-	-	-	-	-	-
DEPOSITORY - ASSOCIATED BANK	-	-	-	14,577	-	-	-	-	-	-
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - BB&T	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - SUNTRUST	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - GREAT SOUTHERN BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - BANK OF OKLAHOMA	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - COMPASS	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - AMSOUTH	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST CITIZENS	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - JPMORGAN CHASE	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - M&T BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - AMERICAN NATIONAL BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST COMMONWEALTH	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST MIDWEST	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIFTH THIRD	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	-	-	-	-	-	-
TEMPORARY INVESTMENTS	19,998,417	-	-	-	-	-	-	-	-	-
CASH	16,834,270	-	36,144	-	-	-	-	-	-	249,943
CASH - US BANK	15,591,197	-	36,144	-	-	-	-	-	-	-
CASH - US BANK - A/P	204,085	-	-	-	-	-	-	-	-	-
CASH - WELLS FARGO - SLB	29,650	-	-	-	-	-	-	-	-	-
CASH - US BANK - CREDIT CARD	1,295,843	-	-	-	-	-	-	-	-	-
CASH - US BANK - MIT EXPENSE REIMBURSEMENT	9,997	-	-	-	-	-	-	-	-	-
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-	-	-	-	249,943
CASH - US BANK - FRANCHISE GIFT CARD SETTLE	24,487	-	-	-	-	-	-	-	-	-
CASH - US BANK - PAYROLL	(843,556)	-	-	-	-	-	-	-	-	-
CASH - US BANK - RYAN'S PAYROLL	500,000	-	-	-	-	-	-	-	-	-
CASH - FIFTH THIRD BANK - NSF	22,566	-	-	-	-	-	-	-	-	-
CASH - WACHOVIA MASTER	-	-	-	-	-	-	-	-	-	-
CASH - BANK OF AMERICA MASTER	-	-	-	-	-	-	-	-	-	-
CASH - PAYROLL ACCOUNT	-	-	-	-	-	-	-	-	-	-
CASH - MET LIFE DENTAL PLAN	-	-	-	-	-	-	-	-	-	-
TOTAL CASH & CASH EQUIVALENTS	36,962,346	-	36,144	2,809,954	-	1,305,432	-	53,868	-	249,943

	610 RYAN'S RESTAURANT GROUP, INC.	611 RYAN'S RESTAURANT LEASING COMP	615 RYAN'S RESTAURANT MANAGEMENT G	620 FIRE MOUNTAIN RESTAURANTS, LLC	621 FIRE MOUNTAIN LEASING COMPANY,	625 FIRE MOUNTAIN MANAGEMENT GROUP	630 BIG R PROCUREMENT, LLC	800 OCB PURCHASING CO	Total
CASH ON HAND - DRAWER	51,724	-	-	586,595	-	-	-	-	1,422,023
TOTAL DEPOSITORY ACCOUNT	508,266	-	-	1,537,303	-	-	-	-	5,560,779
DEPOSITORY ACCOUNT	-	-	-	10,155	-	-	-	-	127,265
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	117,769	-	-	-	-	168,070
DEPOSITORY - HSBC BANK	-	-	-	-	-	-	-	-	18,974
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	-	-	-	905,777
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	-	-	-	-	-	915,778
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	418,878	-	-	30,697	-	-	-	-	736,364
DEPOSITORY - US BANK - CO. 200	-	-	-	-	-	-	-	-	607,981
DEPOSITORY - US BANK - CO.100	-	-	-	-	-	-	-	-	58,912
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	-	-	-	-	-	216,465
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	-	-	-	-	-	76,272
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	-	-	-	34,679
DEPOSITORY - WELLS FARGO - CO. 100	-	-	-	-	-	-	-	-	41,147
DEPOSITORY - BANK MIDWEST	-	-	-	-	-	-	-	-	3,969
DEPOSITORY - KEY BANK	-	-	-	-	-	-	-	-	67,457
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	-	-	-	-	-	8,213
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	-	-	-	68,804
DEPOSITORY - HUNTINGTON BANK	-	-	-	21,243	-	-	-	-	29,027
DEPOSITORY - BANK NORTH	-	-	-	-	-	-	-	-	14,221
DEPOSITORY - ASSOCIATED BANK	-	-	-	-	-	-	-	-	14,577
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	29,017	-	-	486,021	-	-	-	-	515,038
DEPOSITORY - US BANK - RYAN'S	15,324	-	-	74,884	-	-	-	-	90,208
DEPOSITORY - BB&T	-	-	-	99,371	-	-	-	-	99,371
DEPOSITORY - SUNTRUST	-	-	-	48,945	-	-	-	-	48,945
DEPOSITORY - GREAT SOUTHERN BANK	-	-	-	18,716	-	-	-	-	18,716
DEPOSITORY - WELLS FARGO - RYAN'S	14,849	-	-	56,312	-	-	-	-	71,161
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	39,905	-	-	-	-	39,905
DEPOSITORY - BANK OF OKLAHOMA	-	-	-	16,123	-	-	-	-	16,123
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	138,923	-	-	-	-	138,923
DEPOSITORY - COMPASS	-	-	-	29,580	-	-	-	-	29,580
DEPOSITORY - AMSOUTH	-	-	-	143,716	-	-	-	-	143,716
DEPOSITORY - FIRST CITIZENS	-	-	-	37,452	-	-	-	-	37,452
DEPOSITORY - JPMORGAN CHASE	10,717	-	-	70,158	-	-	-	-	80,875
DEPOSITORY - M&T BANK	-	-	-	30,071	-	-	-	-	30,071
DEPOSITORY - NATIONAL CITY - IL	-	-	-	21,047	-	-	-	-	21,047
DEPOSITORY - AMERICAN NATIONAL BANK	-	-	-	6,548	-	-	-	-	6,548
DEPOSITORY - FIRST COMMONWEALTH	-	-	-	12,576	-	-	-	-	12,576
DEPOSITORY - FIRST MIDWEST	11,971	-	-	-	-	-	-	-	11,971
DEPOSITORY - FIFTH THIRD	7,510	-	-	-	-	-	-	-	7,510
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	27,089	-	-	-	-	27,089
TEMPORARY INVESTMENTS	-	-	-	-	-	-	-	1,107	19,999,524
CASH	(200,542)	-	-	253	-	-	-	-	16,920,069
CASH - US BANK	-	-	-	-	-	-	-	-	15,627,341
CASH - US BANK - A/P	-	-	-	-	-	-	-	-	204,085
CASH - WELLS FARGO - SLB	-	-	-	-	-	-	-	-	29,650
CASH - US BANK - CREDIT CARD	-	-	-	-	-	-	-	-	1,295,843
CASH - US BANK - MIT EXPENSE REIMBURSEMENT	-	-	-	-	-	-	-	-	9,997
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-	-	-	249,943
CASH - US BANK - FRANCHISE GIFT CARD SETTLE	-	-	-	-	-	-	-	-	24,487
CASH - US BANK - PAYROLL	-	-	-	-	-	-	-	-	(843,556)
CASH - US BANK - RYAN'S PAYROLL	74,861	-	-	-	-	-	-	-	574,861
CASH - FIFTH THIRD BANK - NSF	-	-	-	-	-	-	-	-	22,566
CASH - WACHOVIA MASTER	14,612	-	-	-	-	-	-	-	14,612
CASH - BANK OF AMERICA MASTER	8,913	-	-	-	-	-	-	-	8,913
CASH - PAYROLL ACCOUNT	(314,680)	-	-	253	-	-	-	-	(314,427)
CASH - MET LIFE DENTAL PLAN	15,753	-	-	-	-	-	-	-	15,753
TOTAL CASH & CASH EQUIVALENTS	359,448	-	-	2,124,151	-	-	-	1,107	43,902,394

Certain of the cash accounts indicate negative balances because such accounts are not funded until checks clear the account.

I hereby certify that the cash accounts of the debtor and all affiliated debtors are reconciled on a regular and timely basis.

Keith A. Wall, CFO

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10142
Debtor	Reporting Period: 2/7/08 - 3/5/08

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses

Total						$0	$0	$0	$0

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10142
Debtor	Reporting Period.:	2/7/08 - 3/5/08

Buffets Holdings Inc.

INCOME STATEMENT (ALL COMPANIES) - PTD
PERIOD: 9-08                 ENDING: 3/5/2008

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.	RYAN'S LEASING

TOTAL SALES	0	3,334,033	0	0	45,180,873	0	19,385,239	0	0	2,018,787	0
TOTAL FOOD COST	0	1,263,647	0	0	16,680,916	0	6,922,491	0	0	112,107	0
TOTAL LABOR	0	947,370	0	0	12,938,897	0	5,249,425	0	0	456,064	0
OPERATING COSTS	0	337,464	0	0	5,588,184	(171)	2,498,876	186	0	158,748	0
OCCUPANCY COSTS	0	40,578	43,069	0	4,857,579	511,766	2,003,950	136,466	0	294,858	0

TOTAL DIR & O/C	0	378,042	43,069	0	10,445,763	511,595	4,502,826	136,652	0	453,607	0

TOTAL RESTAURANT COSTS	0	2,589,059	43,069	0	40,065,576	511,595	16,674,743	136,652	0	1,021,778	0

RESTAURANT PROFIT (LEVEL 4)	0	744,974	(43,069)	0	5,115,296	(511,595)	2,710,496	(136,652)	0	997,009	0

TOTAL G&A EXPENSE	(50,500)	2,700,937	50,544	0	1,080,568	4,394	0	0	0	99,176	0
MARKETING	0	3,003,576	524	0	47,888	204	0	0	0	0	0

TOTAL SG&A EXPENSE	(50,500)	5,704,512	51,068	0	1,128,456	4,598	0	0	0	99,176	0

CLOSED RESTAURANT COSTS	0	0	0	0	236,552	1,596,497	(1,654,310)	35,359	0	(32,101)	0
LOSS ON LITIGATION SETTLEMENT	0	32,453	0	0	0	0	0	0	0	0	0
MERGER/INTEGRATION COSTS	0	117,987	0	0	0	0	0	0	0	8,511	0
REORGANIZATION COSTS	0	5,222,521	0	0	3,151,607	0	(66,948)	41	0	(274,148)	0

EARNINGS FROM OPERATIONS	50,500	(10,332,500)	(94,137)	0	598,681	(2,112,690)	4,431,754	(172,051)	0	1,195,570	0

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	0	14,058	0	0	0	0	50,675	0	0	0	0
INTEREST INCOME	(7,482)	43,250	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	7,482	(3,308,675)	0	0	0	0	0	0	0	(4,080)	0
OTHER INCOME (EXPENSE)	(50,500)	50,888	0	0	0	0	0	0	0	1,645	0
LOSS RELATED TO REFINANCING	0	(1,665,322)	0	0	0	0	0	0	0	0	0
INTERCOMPANY	(0)	8,125,009	63,117	0	(2,889,617)	421,518	(1,482,202)	109,644	0	(1,140,637)	0

TOTAL OTHER INCOME (EXPENSE)	(50,500)	3,259,208	63,117	0	(2,889,617)	421,518	(1,431,527)	109,644	0	(1,143,072)	0

EARNINGS BEFORE TAX	(0)	(7,073,292)	(31,020)	0	(2,290,936)	(1,691,172)	3,000,227	(62,407)	0	52,498	0

NET WORTH TAX	0	0	0	0	0	0	0	0	0	0	0
INCOME TAXES	0	53,000	0	0	0	0	0	0	0	0	0

NET EARNINGS (LOSS)	(0)	(7,126,292)	(31,020)	0	(2,290,936)	(1,691,172)	3,000,227	(62,407)	0	52,498	0

Total Expense Net	(57,982)	10,515,521	31,020	0	47,471,809	1,691,172	16,435,687	62,407	0	1,967,933	0
Expense, gross	0	10,515,521	31,020	0	47,471,809	1,691,172	16,435,687	62,407	0	1,967,933	0
Expense Allocation (1)	0.0000%	7.6253%	0.0225%	0.0000%	34.4241%	1.2264%	11.9183%	0.0453%	0.0000%	1.4270%	0.0000%

	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

TOTAL SALES	0.00	50,095,434	0.00	-	-	2,906,173	-	-	-	122,920,538
TOTAL FOOD COST	0.00	18,348,808	0.00	-	-	972,594	-	(728,174)	-	43,572,390
TOTAL LABOR	192,470.16	10,134,180	0.00	4,576,594	-	962,171	-	-	-	35,457,171
OPERATING COSTS	(16.24)	6,078,185	0.00	-	-	440,169	-	(89,257)	-	15,012,369
OCCUPANCY COSTS	0.00	6,970,820	0.00	-	-	168,241	-	-	-	15,027,328

TOTAL DIR & O/C	(16.24)	13,049,005	0.00	-	-	608,410	-	(89,257)	-	30,039,697

TOTAL RESTAURANT COSTS	192,453.92	41,531,993	0.00	4,576,594	-	2,543,175	-	(817,430)	-	109,069,258

RESTAURANT PROFIT (LEVEL 4)	(192,453.92)	8,563,441	0.00	(4,576,594)	-	362,998	-	817,430	-	13,851,280

TOTAL G&A EXPENSE	37,588	248,083	0	747,534	0	164,893	0	110,985	0	5,194,202
MARKETING	0.00	-	0.00	-	-	-	-	-	-	3,052,191

TOTAL SG&A EXPENSE	37,587.57	248,083	0.00	747,534	-	164,893	-	110,985	-	8,246,393

CLOSED RESTAURANT COSTS	26,771.69	(102,681)	0.00	301,110	-	-	-	-	-	407,197
LOSS ON LITIGATION SETTLEMENT	0.00	-	0.00	-	-	-	-	-	-	32,453
MERGER/INTEGRATION COSTS	0.00	(8,511)	0.00	-	-	-	-	-	-	117,987
REORGANIZATION COSTS	0.00	4,876,655	0.00	-	-	-	-	-	-	12,909,729

EARNINGS FROM OPERATIONS	(256,813.18)	3,549,895	0.00	(5,625,237)	-	198,106	-	706,445	-	(7,862,478)

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	0.00	-	0.00	-	-	-	-	-	-	64,733
INTEREST INCOME	0.00	-	0.00	-	-	-	-	-	-	35,768
INTEREST EXPENSE	0.00	-	0.00	-	-	(7,482)	-	-	-	(3,312,755)
OTHER INCOME (EXPENSE)	0.00	2,004	0.00	-	-	-	-	-	-	4,036
LOSS RELATED TO REFINANCING	0.00	-	0.00	-	-	-	-	-	-	(1,665,322)
INTERCOMPANY	0.00	(4,566,356)	0.00	-	-	(17,423)	12,802	1,364,568	(423)	-

TOTAL OTHER INCOME (EXPENSE)	0.00	(4,564,353)	0.00	-	-	(24,905)	12,802	1,364,568	(423)	(4,873,539)

EARNINGS BEFORE TAX	(256,813.18)	(1,014,458)	0.00	(5,625,237)	-	173,201	12,802	2,071,013	(423)	(12,736,018)

NET WORTH TAX	0.00	-	0.00	-	-	-	-	-	-	-
INCOME TAXES	0.00	-	0.00	-	-	71,000	-	-	-	124,000

NET EARNINGS (LOSS)	(256,813.18)	(1,014,458)	0.00	(5,625,237)	-	102,201	12,802	2,071,013	(423)	(12,860,018)

Total Expense Net	256,813	51,111,895	0	5,625,237	0	2,732,972	(12,802)	(2,071,013)	423	135,761,094
Expense, gross	256,813	51,111,895	0	5,625,237	0	2,732,972	0	0	423	59,727,341
Expense Allocation (1)	0.1862%	37.0637%	0.0000%	4.0791%	0.0000%	1.9818%	0.0000%	0.0000%	0.0007%	100.0000%

(1) Expense Allocation has been calculated by applying the expenses listed from this statement to the disbursements set forth on MOR 1 (Schedule of Cash Receipts and Disbursements)

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10142
Debtor	Reporting Period.:	As of 3/5/08

Buffets Holdings Inc.

CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.	RYAN'S LEASING
	9-08	9-08	9-08	9-08	9-08	9-08	9-08	9-08	9-08	9-08	9-08

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	0	29,600	0	0	519,034	0	206,770	0	0	51,724	0
TOTAL DEPOSITORY ACCOUNT	0	100,059	0	0	2,290,920	0	1,098,662	0	0	508,266	0
TEMPORARY INVESTMENTS	0	19,998,417	0	0	0	0	0	0	0	0	0
CASH	0	16,834,270	0	36,144	0	0	0	0	0	(200,542)	0

TOTAL CASH & CASH EQUIVALENTS	0	36,962,346	0	36,144	2,809,954	0	1,305,432	0	0	359,448	0

RECEIVABLES - LANDLORD	0	0	0	0	18,572	0	0	0	0	0	0
CREDIT CARD RECEIVABLES	0	17,706	0	0	470,909	0	556,439	0	0	20,030	0
INTERCOMPANY	(68)	(4,396,335)	(607,979)	(6,189,265)	3,421,222	(4,748,344)	14,910,391	(650,454)	0	(46,777,122)	0
TOTAL REBATES RECEIVABLE	0	134,539	0	0	0	0	0	0	0	1,941,657	0
ACCOUNTS RECEIVABLE	0	328,542	0	0	8,552	0	57,867	0	0	(2,091,430)	0
DUE TO/FROM AFFILIATE	0	83,620	0	(395,988)	0	0	0	0	0	0	0

TOTAL RECEIVABLES	(68)	(3,831,929)	(607,979)	(6,585,253)	3,919,255	(4,748,344)	15,524,697	(650,454)	0	(46,906,866)	0

INVENTORY	0	869,338	0	0	11,975,780	0	4,029,996	0	0	474,037	0

TOTAL INVENTORIES	0	869,338	0	0	11,975,780	0	4,029,996	0	0	474,037	0

RESTRICTED CASH	0	3,927,790	0	0	0	0	0	0	0	0	0

EMPLOYEE ADVANCES	0	32,992	0	0	0	0	0	0	0	0	0
ESCROW DEPOSITS - SHORT TERM	0	759,958	0	0	0	0	0	0	0	0	0
DEPOSITS - PREFUNDED LC - CURRENT	0	3,735,853	0	0	0	0	0	0	0	0	0
PREPAID CAR LEASES	0	53,739	0	0	47,983	0	0	0	0	1,563	0
PREPAID INSURANCE	0	629,041	0	0	0	0	0	0	0	0	0
PREPAID RENT	0	258,713	0	0	1,624,516	0	719,387	0	0	44,637	0
PREPAID OTHER	0	1,519,932	0	0	565,787	0	81,077	0	0	(25,995)	0
PREPAID ADVERTISING	0	1,994,889	0	0	0	0	0	0	0	0	0
PREPAID RENT ESCROW	0	3,951	0	0	492,288	0	170,873	0	0	0	0
NOTES RECEIVABLE - SHORT TERM	0	0	0	0	0	0	0	0	0	11,216	0

TOTAL PREPAID EXPENSES AND OTHER ASSETS	0	8,989,067	0	0	2,730,575	0	971,337	0	0	31,420	0

ASSETS HELD FOR SALE	0	0	0	0	2,039,000	0	0	0	0	1,112,500	0

DEFERRED INCOME TAXES - CURRENT	0	14,370,000	0	0	0	0	0	0	0	0	0
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	0	(11,370,000)	0	0	0	0	0	0	0	0	0

TOTAL DEFERRED INCOME TAXES - CURRENT	0	3,000,000	0	0	0	0	0	0	0	0	0

TOTAL CURRENT ASSETS	(68)	49,916,612	(607,979)	(6,549,109)	23,474,564	(4,748,344)	21,831,463	(650,454)	0	(44,929,460)	0

CABINET DIVISION INVENTORY	0	0	0	0	5,428,443	0	250	0	0	0	0
CORPORATE INVENTORY	0	173,638	0	0	589,583	0	0	0	0	0	0
PROCEEDS OF SALE CLEARING ACCOUNT	0	(1,000)	0	0	0	0	0	0	0	(927,679)	0
LAND	0	0	0	0	17,000	0	0	0	0	500,000	0
BUILDING	0	212,644	0	0	1,119,179	0	0	0	0	4,487,287	0
ACCUMULATED DEPRECIATION - BUILDING	0	(11,223)	0	0	(208,691)	0	0	0	0	(188,255)	0
LEASEHOLD IMPROVEMENTS	0	282,977	4,752	0	112,514,252	(630)	27,819,186	8,727	0	1,881,554	0
ACCUMULATED AMORTIZATION	0	(59,302)	(60)	0	(64,707,028)	0	(19,505,278)	(126)	0	(133,621)	0
EQUIPMENT	0	21,614,856	5,578,380	0	64,538,798	39,441,385	19,223,013	10,223,427	0	3,380,035	0
ACCUMULATED DEPRECIATION - EQUIPMENT	0	(19,159,333)	(2,208,269)	0	(55,475,326)	(12,555,565)	(17,435,776)	(3,781,172)	0	(727,691)	0
AUTOMOBILE	0	364	0	0	293,017	0	0	0	0	0	0
ACCUMULATED DEPRECIATION - AUTO	0	(201)	0	0	(135,103)	0	0	0	0	0	0

TOTAL PROPERTY, PLANT & EQUIPMENT, net	0	3,053,419	3,374,803	0	63,974,124	26,885,189	10,101,395	6,450,857	0	8,271,629	0

GOODWILL	0	294,758,024	0	0	(0)	0	10,022,815	0	0	187,696,769	0
INTELLECTUAL PROPERTY	0	0	0	0	0	0	0	0	0	0	0
ACQUISITION COSTS	0	0	0	0	0	0	0	0	0	18,133,818	0

TOTAL GOODWILL	0	294,758,024	0	0	(0)	0	10,022,815	0	0	205,830,586	0

DEFERRED INCOME TAXES - NON-CURRENT	0	17,087,013	0	14,280,000	0	0	0	0	0	0	0
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	0	(17,272,574)	0	(14,280,000)	0	0	0	0	0	0	0

TOTAL DEFERRED INCOME TAXES - NON-CURRENT	0	(185,561)	0	0	0	0	0	0	0	0	0

TOTAL OTHER INTANGIBLE ASSETS	0	0	0	0	921,524	0	0	0	0	65,730,124	0

PREPAID RENT DEPOSITS	0	246	0	0	16,900	0	4,500	0	0	0	0
DEPOSITS	0	2,151,833	0	37,585	430,399	0	39,080	0	0	197,200	0
INVESTMENTS IN SUBSIDIARIES	(281,439,912)	279,434,972	0	0	0	0	2,004,939	0	(462,780,302)	462,780,302	0
INTEREST RATE SWAP	0	(1,010,500)	0	0	0	0	0	0	0	0	0
TOTAL DEBT ISSUANCE COSTS	0	39,248,482	0	0	0	0	0	0	0	0	0
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	0	(7,012,025)	0	0	0	0	0	0	0	0	0
NOTES RECEIVABLE FROM SUBSIDIARIES	(149,800,000)	149,800,000	0	0	0	0	0	0	0	0	0
TOTAL NOTES RECEIVABLE - LONG TERM	0	0	0	0	0	0	0	0	0	18,362	0
ENTRIES TO BE RECLASSIFIED	0	0	0	0	0	0	0	0	0	0	0

TOTAL OTHER NONCURRENT ASSETS	(431,239,912)	462,613,010	0	37,585	447,299	0	2,048,518	0	(462,780,302)	462,995,864	0

TOTAL ASSETS	(431,239,980)	810,155,504	2,766,824	(6,511,524)	88,817,511	22,136,845	44,004,192	5,800,403	(462,780,302)	697,898,743	0

	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
	9-08	9-08	9-08	9-08	9-08	9-08	9-08	9-08	9-08	9-08

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	0	586,595	0	0	0	28,300	0	0	0	1,422,023
TOTAL DEPOSITORY ACCOUNT	0	1,537,303	0	0	0	25,568	0	0	0	5,560,779
TEMPORARY INVESTMENTS	0	0	0	0	0	0	0	1,107	0	19,999,524
CASH	0	253	0	0	0	0	0	0	249,943	16,920,069

TOTAL CASH & CASH EQUIVALENTS	0	2,124,151	0	0	0	53,868	0	1,107	249,943	43,902,394

RECEIVABLES - LANDLORD	0	0	0	0	0	0	0	0	0	18,572
CREDIT CARD RECEIVABLES	0	475,429	0	0	0	114,992	0	0	0	1,655,505
INTERCOMPANY	(2,764,118)	82,628,774	12,732	(52,848,354)	0	(1,056,894)	414,709	18,732,990	(81,883)	0
TOTAL REBATES RECEIVABLE	0	0	0	0	0	0	0	2,638,534	0	4,714,730
ACCOUNTS RECEIVABLE	0	2,300,297	0	0	0	51,180	0	0	0	655,009
DUE TO/FROM AFFILIATE	0	0	0	0	0	0	0	0	0	(312,368)

TOTAL RECEIVABLES	(2,764,118)	85,404,499	12,732	(52,848,354)	0	(890,722)	414,709	21,371,524	(81,883)	6,731,447

INVENTORY	0	12,130,734	0	0	0	838,830	0	0	0	30,318,714

TOTAL INVENTORIES	0	12,130,734	0	0	0	838,830	0	0	0	30,318,714

RESTRICTED CASH	0	0	0	0	0	0	0	0	0	3,927,790

EMPLOYEE ADVANCES	0	0	0	0	0	0	0	0	0	32,992
ESCROW DEPOSITS - SHORT TERM	0	0	0	0	0	22,500	0	0	0	782,458
DEPOSITS - PREFUNDED LC - CURRENT	0	0	0	0	0	0	0	0	0	3,735,853
PREPAID CAR LEASES	0	12,939	0	432	0	535	0	0	0	117,191
PREPAID INSURANCE	0	0	0	0	0	0	0	0	0	629,041
PREPAID RENT	0	3,020,486	0	0	0	89,199	0	0	0	5,756,939
PREPAID OTHER	0	129,026	0	0	0	301,902	0	7,295	0	2,579,025
PREPAID ADVERTISING	0	0	0	0	0	0	0	0	0	1,994,889
PREPAID RENT ESCROW	0	6,466	0	0	0	13,930	0	0	0	687,508
NOTES RECEIVABLE - SHORT TERM	0	0	0	0	0	0	0	0	0	11,216

TOTAL PREPAID EXPENSES AND OTHER ASSETS	0	3,168,917	0	432	0	428,067	0	7,295	0	16,327,111

ASSETS HELD FOR SALE	0	19,742,133	0	0	0	13,464,111	976,478	0	0	37,334,223

DEFERRED INCOME TAXES - CURRENT	0	0	0	0	0	0	0	0	0	14,370,000
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	0	0	0	0	0	0	0	0	0	(11,370,000)

TOTAL DEFERRED INCOME TAXES - CURRENT	0	0	0	0	0	0	0	0	0	3,000,000

TOTAL CURRENT ASSETS	(2,764,118)	122,570,435	12,732	(52,847,922)	0	13,894,154	1,391,187	21,379,925	168,060	141,541,679

CABINET DIVISION INVENTORY	0	0	0	0	0	0	0	0	0	5,428,693
CORPORATE INVENTORY	0	0	0	0	0	0	0	0	0	763,221
PROCEEDS OF SALE CLEARING ACCOUNT	0	927,679	0	0	0	0	0	0	0	(1,000)
LAND	0	10,001,836	0	0	0	0	0	0	0	10,518,836
BUILDING	0	4,013,512	0	0	0	0	0	0	0	9,832,622
ACCUMULATED DEPRECIATION - BUILDING	0	(411,116)	0	0	0	0	0	0	0	(819,286)
LEASEHOLD IMPROVEMENTS	0	13,156,923	0	0	0	0	0	0	0	155,667,741
ACCUMULATED AMORTIZATION	0	(924,485)	0	0	0	(14)	14	0	0	(85,329,900)
EQUIPMENT	0	54,227,765	(7,783)	0	0	0	0	93,021	0	218,312,897
ACCUMULATED DEPRECIATION - EQUIPMENT	0	(13,333,143)	0	0	0	0	0	(83,915)	0	(124,760,188)
AUTOMOBILE	0	20,918	0	0	0	0	0	0	0	314,299
ACCUMULATED DEPRECIATION - AUTO	0	(15,043)	0	0	0	0	0	0	0	(150,347)

TOTAL PROPERTY, PLANT & EQUIPMENT, net	0	67,664,846	(7,783)	0	0	(14)	14	9,106	0	189,777,586

GOODWILL	0	0	0	0	0	987,969	0	0	0	493,465,577
INTELLECTUAL PROPERTY	0	0	0	0	0	4,089,744	0	0	0	4,089,744
ACQUISITION COSTS	0	0	0	0	0	0	0	0	0	18,133,818

TOTAL GOODWILL	0	0	0	0	0	5,077,713	0	0	0	515,689,138

DEFERRED INCOME TAXES - NON-CURRENT	0	0	0	0	0	0	0	0	0	31,367,013
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	0	0	0	0	0	0	0	0	0	(31,552,574)

TOTAL DEFERRED INCOME TAXES - NON-CURRENT	0	0	0	0	0	0	0	0	0	(185,561)

TOTAL OTHER INTANGIBLE ASSETS	0	638,468	0	0	0	490,137	0	0	0	67,780,253

PREPAID RENT DEPOSITS	0	358,264	0	0	0	8,268	0	0	0	388,178
DEPOSITS	0	3,023,353	0	0	0	200	0	0	0	5,879,650
INVESTMENTS IN SUBSIDIARIES	0	0	0	0	0	0	0	0	0	0
INTEREST RATE SWAP	0	0	0	0	0	0	0	0	0	(1,010,500)
TOTAL DEBT ISSUANCE COSTS	0	0	0	0	0	0	0	0	0	39,248,482
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	0	0	0	0	0	0	0	0	0	(7,012,025)
NOTES RECEIVABLE FROM SUBSIDIARIES	0	0	0	0	0	0	0	0	0	0
TOTAL NOTES RECEIVABLE - LONG TERM	0	0	0	0	0	0	0	0	0	18,362
ENTRIES TO BE RECLASSIFIED	0	(300)	300	450	0	0	0	0	0	450

TOTAL OTHER NONCURRENT ASSETS	0	3,381,316	300	450	0	8,468	0	0	0	37,512,598

TOTAL ASSETS	(2,764,118)	194,255,066	5,250	(52,847,472)	0	19,470,457	1,391,201	21,389,032	168,060	952,115,693

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.	RYAN'S LEASING
	9-08	9-08	9-08	9-08	9-08	9-08	9-08	9-08	9-08	9-08	9-08

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	0	43,591,918	0	0	0	0	0	0	0	0	0
ACCOUNTS PAYABLE - POST-PETITION	0	23,417,528	0	0	0	0	0	0	0	0	0
MISC. ACCRUALS - RESTAURANT LEVEL	0	200,552	0	0	4,237,958	0	1,704,180	0	0	489,169	0
MISC. ACCRUALS - CORP LEVEL	0	1,259,008	0	0	(314,488)	0	0	0	0	4,497,098	0

TOTAL ACCOUNTS PAYABLE	0	68,469,005	0	0	3,923,470	0	1,704,180	0	0	4,986,267	0

ACCRUED 401(k)	0	751,906	0	0	0	0	0	0	0	0	0
ACCRUED PAYROLL	0	1,092,143	0	0	5,515,410	0	1,775,771	0	0	285,314	0
ACCRUED BONUS	0	0	0	0	0	0	245,362	0	0	613,106	0
ACCRUED PAYROLL TAXES	0	295,503	0	0	1,705,203	0	565,293	0	0	35,839	0
ACCRUED VACATION	0	6,163,875	0	0	0	0	0	0	0	729,877	0

TOTAL ACCRUED COMPENSATION	0	8,303,426	0	0	7,220,613	0	2,586,426	0	0	1,664,137	0

ACCRUED INSURANCE - AUTO	0	15,001	0	0	0	0	0	0	0	0	0
ACCRUED INSURANCE - GENERAL LIABILITY	0	8,990,891	0	0	0	0	0	0	0	4,676,900	0
ACCRUED INSURANCE - OTHER	0	3,441,992	0	0	0	0	0	0	0	0	0

TOTAL ACCRUED INSURANCE	0	12,447,883	0	0	0	0	0	0	0	4,676,900	0

ACCRUED PERCENTAGE RENT	0	0	0	0	1,101,231	0	1,095,173	0	0	0	0
ACCRUED INTEREST - SHORT TERM	0	23,237,994	0	0	0	0	0	0	0	0	0
ACCRUED PROPERTY TAXES	0	72,591	0	0	2,279,750	0	309,719	0	0	618,864	0
ACCRUED POSTAGE	0	(18)	0	0	8,008	0	0	0	0	0	0
ACCRUED ADVERTISING	0	469,828	0	0	0	0	0	0	0	0	0
ACCRUED LIABILITIES - OTHER	0	9,740,456	0	0	1,627,216	0	577,340	0	0	2,197,584	0

TOTAL OTHER ACCRUED LIABILITIES	0	33,520,850	0	0	5,016,205	0	1,982,232	0	0	2,816,448	0

GIFT CERTIFICATES/GIFT CARDS	0	4,163,350	0	0	395,846	0	(1,461,274)	0	0	278,403	0
CASH RECEIPTS SUSPENSE	0	253,989	0	0	0	0	0	0	0	0	0
WORKERS COMPENSATION PAYABLE	0	12,861,241	0	0	60,119	0	15,732	0	0	8,325,567	0
SALES/USE TAX PAYABLE	0	287,851	4,281	0	2,901,937	29,762	1,716,633	7,261	0	23,991	0
ACCRUED RESTAURANT CLOSING COSTS	0	0	0	0	381,944	0	(16,203)	0	0	0	0

TOTAL ACCRUED LIABILITIES	0	71,838,589	4,281	0	15,976,665	29,762	4,823,546	7,261	0	17,785,445	0

INCOME TAXES PAYABLE	0	(1,056,816)	0	0	0	0	0	0	0	(14,074)	0
ESTIMATED INCOME TAXES	0	440,000	0	0	0	0	0	0	0	0	0

TOTAL INCOME TAXES PAYABLE	0	(616,816)	0	0	0	0	0	0	0	(14,074)	0

CURRENT MATURITIES OF LONG-TERM DEBT	0	5,300,000	0	0	0	0	0	0	0	0	0
SHORT TERM BORROWINGS	0	56,300,000	0	0	0	0	0	0	0	0	0
SHORT TERM BORROWINGS - DIP	0	30,000,000	0	0	0	0	0	0	0	0	0

TOTAL CURRENT LIABILITIES	0	231,290,779	4,281	0	19,900,135	29,762	6,527,726	7,261	0	22,757,639	0

NOTES PAYABLE TO PARENT	(149,800,000)	0	0	0	0	0	0	0	0	149,800,000	0
SENIOR DEBT - BANK	0	518,728,000	0	0	0	0	0	0	0	0	0
SENIOR DEBT - PUBLIC	0	300,000,000	0	0	0	0	0	0	0	0	0

TOTAL LONG-TERM DEBT	(149,800,000)	818,728,000	0	0	0	0	0	0	0	149,800,000	0

ACCRUED RENT	0	2,573,331	0	0	15,109,262	0	8,962,618	0	0	553,816	0

DEFERRED INCOME TAX	0	26,687,308	0	0	0	0	0	0	0	0	0
INCOME TAX PAYABLE - NON-CURRENT	0	27,001,331	0	0	0	0	0	0	0	0	0

LONG TERM SUBLEASE DEPOSITS	0	3,905	0	0	146,000	0	0	0	0	0	0
POST RETIREMENT BENEFITS PAYABLE	0	23,639	0	0	0	0	0	0	0	633,962	0
TOTAL DEFERRED INCOME	0	2,658,846	0	0	744,136	0	2,768,458	0	0	0	0
DISASTER RELIEF PROGRAM	0	0	0	0	0	0	0	0	0	58,950	0

TOTAL OTHER LONG-TERM LIABILITIES	0	2,686,390	0	0	890,136	0	2,768,458	0	0	692,912	0

TOTAL NON-CURRENT LIABILITIES	(149,800,000)	877,676,361	0	0	15,999,398	0	11,731,076	0	0	151,046,728	0

TOTAL LIABILITIES	(149,800,000)	1,108,967,139	4,281	0	35,899,532	29,762	18,258,802	7,261	0	173,804,367	0

	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
	9-08	9-08	9-08	9-08	9-08	9-08	9-08	9-08	9-08	9-08

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	0	0	0	0	0	0	0	0	0	43,591,918
ACCOUNTS PAYABLE - POST-PETITION	0	0	0	0	0	0	0	0	0	23,417,528
MISC. ACCRUALS - RESTAURANT LEVEL	0	5,353,392	0	0	0	187,787	0	0	0	12,173,037
MISC. ACCRUALS - CORP LEVEL	0	0	0	0	0	0	0	0	0	5,441,618

TOTAL ACCOUNTS PAYABLE	0	5,353,392	0	0	0	187,787	0	0	0	84,624,101

ACCRUED 401(k)	0	65,946	0	0	0	0	0	0	0	817,852
ACCRUED PAYROLL	97,288	3,588,246	0	1,309,591	0	430,796	0	19,926	0	14,114,486
ACCRUED BONUS	0	0	0	0	0	1,961	0	0	0	860,429
ACCRUED PAYROLL TAXES	29,615	1,309,431	0	637,211	0	35,479	0	10,908	0	4,624,483
ACCRUED VACATION	0	0	0	0	0	0	0	0	0	6,893,752

TOTAL ACCRUED COMPENSATION	126,903	4,963,623	0	1,946,803	0	468,237	0	30,834	0	27,311,002

ACCRUED INSURANCE - AUTO	0	0	0	0	0	0	0	0	0	15,001
ACCRUED INSURANCE - GENERAL LIABILITY	0	0	0	0	0	0	0	0	0	13,667,791
ACCRUED INSURANCE - OTHER	0	994,820	0	0	0	0	0	0	0	4,436,812

TOTAL ACCRUED INSURANCE	0	994,820	0	0	0	0	0	0	0	18,119,603

ACCRUED PERCENTAGE RENT	0	0	0	0	0	0	0	0	0	2,196,404
ACCRUED INTEREST - SHORT TERM	0	0	0	0	0	0	0	0	0	23,237,994
ACCRUED PROPERTY TAXES	0	3,195,694	0	0	0	29,875	0	0	0	6,506,494
ACCRUED POSTAGE	0	(74)	0	0	0	0	0	0	0	7,916
ACCRUED ADVERTISING	0	0	0	0	0	0	0	0	0	469,828
ACCRUED LIABILITIES - OTHER	0	1,259,382	0	492	0	116,394	0	0	(28)	15,518,837

TOTAL OTHER ACCRUED LIABILITIES	0	4,455,003	0	492	0	146,270	0	0	(28)	47,937,472

GIFT CERTIFICATES/GIFT CARDS	0	1,322,105	0	0	0	1,228,628	0	0	0	5,927,059
CASH RECEIPTS SUSPENSE	0	0	0	0	0	0	0	0	0	253,989
WORKERS COMPENSATION PAYABLE	0	0	0	0	0	0	0	0	0	21,262,659
SALES/USE TAX PAYABLE	0	4,422,728	0	(151)	0	265,160	1,904	0	0	9,661,356
ACCRUED RESTAURANT CLOSING COSTS	0	0	0	0	0	0	0	0	0	365,740

TOTAL ACCRUED LIABILITIES	126,903	16,158,279	0	1,947,145	0	2,108,294	1,904	30,834	(28)	130,838,879

INCOME TAXES PAYABLE	0	0	0	0	0	0	0	100	0	(1,070,790)
ESTIMATED INCOME TAXES	0	0	0	0	0	0	0	0	0	440,000

TOTAL INCOME TAXES PAYABLE	0	0	0	0	0	0	0	100	0	(630,790)

CURRENT MATURITIES OF LONG-TERM DEBT	0	0	0	0	0	0	0	0	0	5,300,000
SHORT TERM BORROWINGS	0	0	0	0	0	0	0	0	0	56,300,000
SHORT TERM BORROWINGS - DIP	0	0	0	0	0	0	0	0	0	30,000,000

TOTAL CURRENT LIABILITIES	126,903	21,511,671	0	1,947,145	0	2,296,081	1,904	30,934	(28)	306,432,190

NOTES PAYABLE TO PARENT	0	0	0	0	0	0	0	0	0	0
SENIOR DEBT - BANK	0	0	0	0	0	0	0	0	0	518,728,000
SENIOR DEBT - PUBLIC	0	0	0	0	0	0	0	0	0	300,000,000

TOTAL LONG-TERM DEBT	0	0	0	0	0	0	0	0	0	818,728,000

ACCRUED RENT	0	14,104,228	0	0	0	1,082,071	0	0	0	42,385,327

DEFERRED INCOME TAX	0	0	0	0	0	0	0	0	0	26,687,308
INCOME TAX PAYABLE - NON-CURRENT	0	0	0	0	0	0	0	0	0	27,001,331

LONG TERM SUBLEASE DEPOSITS	0	0	0	0	0	0	0	0	0	149,905
POST RETIREMENT BENEFITS PAYABLE	0	1,120,778	0	0	0	0	0	0	0	1,778,378
TOTAL DEFERRED INCOME	0	0	0	0	0	0	0	0	0	6,171,440
DISASTER RELIEF PROGRAM	0	0	0	0	0	0	0	0	0	58,950

TOTAL OTHER LONG-TERM LIABILITIES	0	1,120,778	0	0	0	0	0	0	0	8,158,674

TOTAL NON-CURRENT LIABILITIES	0	15,225,006	0	0	0	1,082,071	0	0	0	922,960,640

TOTAL LIABILITIES	126,903	36,736,676	0	1,947,145	0	3,378,152	1,904	30,934	(28)	1,229,392,830

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.	RYAN'S LEASING
	9-08	9-08	9-08	9-08	9-08	9-08	9-08	9-08	9-08	9-08	9-08

SHAREHOLDERS' EQUITY
CAPITAL STOCK	(162)	1	0	31,045	30	0	1	0	(100)	100	0
ADDITIONAL PAID IN CAPITAL	0	0	0	81,601	0	0	0	0	0	0	0

CONTRIBUTED CAPITAL	(425,693,100)	82,310,523	0	0	131,839,755	0	62,648,728	0	(462,780,202)	146,398,859	0
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	(570,342)	394,189,753	3,638,913	(5,863,336)	80,660,733	28,199,136	(289,439,326)	7,181,153	(29,477,421)	206,772,441	75
DIVIDENDS PAID (INTERCO)	309,534,343	(308,760,577)	0	(773,766)	0	0	0	0	0	0	0
DIVIDENDS RECEIVED (INTERCO)	(164,575,190)	773,766	0	163,801,424	0	0	0	0	0	0	0

ACCUM OTHER COMPREHENSIVE INCOME	0	0	0	0	0	0	0	0	0	0	0

DIVIDENDS PAID TO SHAREHOLDERS	(1)	0	0	(101,164,801)	0	0	0	0	210,000,000	0	0
RETAINED EARNINGS	(135,461)	(425,310,928)	(499,458)	(62,623,692)	(151,615,826)	(2,718,332)	239,823,045	(872,584)	(180,522,579)	175,832,542	(75)
LEVEL 8 PROFIT/LOSS	(68)	(42,014,173)	(376,912)	0	(7,966,713)	(3,373,720)	12,712,942	(515,426)	0	(4,909,566)	0

RETAINED EARNINGS	(135,529)	(467,325,101)	(876,370)	(163,788,493)	(159,582,539)	(6,092,052)	252,535,987	(1,388,011)	29,477,421	170,922,976	(75)

TOTAL SHAREHOLDERS' EQUITY	(281,439,980)	(298,811,635)	2,762,543	(6,511,524)	52,917,979	22,107,084	25,745,389	5,793,142	(462,780,302)	524,094,376	0

TOTAL LIABILITIES & S/E	(431,239,980)	810,155,504	2,766,824	(6,511,524)	88,817,511	22,136,845	44,004,192	5,800,403	(462,780,302)	697,898,743	0

	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
	9-08	9-08	9-08	9-08	9-08	9-08	9-08	9-08	9-08	9-08

SHAREHOLDERS' EQUITY
CAPITAL STOCK	0	100	0	0	0	10	0	10	10	31,045
ADDITIONAL PAID IN CAPITAL	0	0	0	0	0	0	0	0	0	81,601

CONTRIBUTED CAPITAL	0	462,780,202	0	0	0	1,299,126	0	946,118	249,990	0
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	2,074,806	(132,842,099)	315	39,327,635	0	9,056,847	1,407,405	(314,375,706)	59,020	(0)
DIVIDENDS PAID (INTERCO)	0	0	0	0	0	0	0	0	0	0
DIVIDENDS RECEIVED (INTERCO)	0	0	0	0	0	0	0	0	0	0

ACCUM OTHER COMPREHENSIVE INCOME	0	14,552	0	0	0	0	0	0	0	14,552

DIVIDENDS PAID TO SHAREHOLDERS	0	(210,000,000)	0	0	0	0	0	0	0	(101,164,801)
RETAINED EARNINGS	(2,671,774)	32,898,703	0	(41,773,259)	0	5,303,582	(101,490)	315,969,856	(59,020)	(99,076,749)
LEVEL 8 PROFIT/LOSS	(2,294,053)	4,666,932	4,935	(52,348,992)	0	432,739	83,383	18,817,820	(81,912)	(77,162,784)

RETAINED EARNINGS	(4,965,827)	(172,434,365)	4,935	(94,122,251)	0	5,736,321	(18,107)	334,787,676	(140,931)	(277,404,335)

TOTAL SHAREHOLDERS' EQUITY	(2,891,021)	157,518,390	5,250	(54,794,616)	0	16,092,305	1,389,297	21,358,098	168,088	(277,277,137)

TOTAL LIABILITIES & S/E	(2,764,118)	194,255,066	5,250	(52,847,472)	0	19,470,457	1,391,201	21,389,032	168,060	952,115,693

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10142
Debtor	Reporting Period.: 2/7/08 - 3/5/08

STATUS OF POSTPETITION TAXES

I hereby certify that the debtor and all affiliated debtors have paid all taxes due from January 22, 2008, the petition date, through February 6, 2008, the end of this reporting period.

Keith A. Wall, CFO

SUMMARY OF UNPAID DEBTS

Number of Days Past Due
Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	40,432
Accrued Compensation	27,311
Accrued Worker's Compensation	21,263
Accrued Sales, Use and Property Taxes	16,168
Accrued Insurance	18,120
Accrued Interest	23,238
Accrued Litigation Reserve	9,456
Unearned revenue (gift cards/certificates)	5,927
Accrued Legal and Consulting Fees	2,035
Closed Restaurant Reserve, Current Portion	334
Accrued Percentage Rent	2,196
Accrued Other	4,791
Income Taxes Payable	440
Total Debts	171,711

Explain how and when the Debtor intends to pay any past-due debts.The Debtors intend to pay all valid postpetition obligations as and when they come due.

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10142
Debtor	Reporting Period.:	2/7/08 - 3/5/08

Accounts Receivable Aging	Amount
0 - 30 days old	5,897,448
31 - 60 days old	310,163
61 - 90 days old	836,203
91+ days old
Total Accounts Receivable	7,043,814
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	7,043,814

Aged receivables relate primarily to vendor rebates and vending machine income.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

The Debtors sold two properties that were listed as held for sale during the period, pursuant to court order. The sale of property located in Wichita, KS resulted in a gain of approximately $433,000 and the sale of property located in Sikeston, MD resulted in a loss of approximately $203,000.

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10142
Debtor	Reporting Period.:	2/7/08 - 3/5/08

The purpose of this schedule is to list all accounts opened during the period by the Debtors per question #5 of the Debtor Questionnaire.

Account Name	Bank Name	Account Number	Date Opened
Buffets, Inc. (Utilities Deposits)	Wells Fargo Bank	412-1673040	2/8/2008
Buffets, Inc. (Letter of Credit)	US Bank	410000723	2/26/2008